EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SBA Communications Corporation 8051 Congress Avenue Boca Raton, Florida 33487

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of wireless communication sites and the related tenant leases in connection with the proposed offering of SBA Tower Trust, Secured Tower Revenue Securities, Series 2022-1. SBA Communications Corporation (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 7, 2022, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of January 25, 2022, with respect to 9,905 wireless communication sites (the “Tower Sites”), the related 10,148 towers (the “Towers”) and the related 21,207 tenant leases (the “Tenant Leases”) and (ii) a listing (the “Sample Listing”) that included (a) 100 Tower Sites (the “Sample Sites”) and (b) 100 Tenant Leases related to the Sample Sites (the “Sample Tenant Leases”). We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the tower site characteristics (the “Tower Site Characteristics”) set forth on the Statistical Data File and indicated below.

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Tower Site Characteristics

Basic Trade Area Height AGL* Tower type*	Number of Towers on Site Site State

* Comparison performed on each Tower related to the Sample Sites

We compared Tower Site Characteristics 1. through 4. to printouts from the Company’s property management database file (the “Property Management Database File”) provided to us by the Company.

We compared Tower Site Characteristic 5. to the “Deed,” Easement Agreement (as defined below) or the “Ground Lease Agreement.”

In addition to the procedures described above, for certain Sample Sites (as indicated below), we were provided with or confirmed the following:

  for those Sample Sites for which the mortgage indicator field set forth on the Statistical Data File was populated with a “yes,” we observed that each such Sample Site was noted on the Company’s mortgage listing (the “Mortgage Listing”), provided to us by Barclays, on behalf of the Company;
  the Deed, for those Sample Sites for which a property status field set forth on the Statistical Data File was populated with “owned”; and
  an Easement Agreement or an Assignment and Assumption of Perpetual Easement (collectively, the “Easement Agreement”), for those Sample Sites for which the property status field set forth on the Statistical Data File was populated with “easement.”

The tower site documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Tower Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tower Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Tower Site Documentation. In addition, we make no representations as to whether the Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Tenant Lease Characteristics

1. Lease status 2. Common carrier name	3. Technology type 4. Investment grade tenant (IG/NIG)

We compared Tenant Lease Characteristics 1. through 3 to the Property Management Database File.

We compared Tenant Lease Characteristic 4. to the “Rating Spreadsheet” provided to us by Barclays, on behalf of the Company, on February 18, 2022.

The tenant lease documents indicated above and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Tower Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Tower Site Documentation and Tenant Lease Documentation, respectively, except as indicated in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Towers, Tower Sites or Tenant Leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Towers, Tower Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All

Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 24, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 24, 2022.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description - Tenant Lease Characteristics
1	One difference in investment grade tenant.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 24, 2022

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristics	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Ratings Spreadsheet

1	FL15178-S-01	Investment grade tenant	NIG	IG

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.